                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Exponent, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                Exponent, Inc.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 5, 1999

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders (the "Annual Meeting") of Exponent, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 5, 1999, at 9:00 a.m., PDT, in the Company's auditorium located at 155 Jefferson Drive, Menlo Park, California 94025, for the following purposes:

  1. To elect eight directors for a term of one year.

  2. To amend the Company's Employee Stock Purchase Plan.

  3. To establish a 1999 Stock Option Plan.

  4. To establish a Restricted Stock Plan.

  5. To ratify the appointment of KPMG, L.L.P., as independent auditors for the Company for the year ending December 31, 1999.

  6. To attend to any other matters that properly come before the meeting.

  Stockholders owning the Company's shares at the close of business on April 2, 1999 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

  All stockholders of record, as of the Record Date, are cordially invited to attend the Annual Meeting in person.

  Please note that if you hold your shares in "street name" that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Check-in at a registration desk will be required.

                                          FOR THE BOARD OF DIRECTORS
                                          /s/ Richard L. Schlenker
                                          Richard L. Schlenker, Corporate
                                           Secretary

Menlo Park, California
April 1, 1999

                                EXPONENT, INC.

                               ----------------

                                PROXY STATEMENT
                                    FOR THE
                      1999 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                               ABOUT THE MEETING

General

  The enclosed proxy is solicited on behalf of the Board of Directors of Exponent, Inc., a Delaware corporation for use at the Annual Meeting of Stockholders to be held in the Company's auditorium located at 155 Jefferson Drive, Menlo Park, California 94025, on Wednesday, May 5, 1999, at 9:00 a.m., PDT. The Company's principal executive office is located at 149 Commonwealth Drive, Menlo Park, California 94025, and the telephone number for this location is (650) 326-9400.

What is the purpose of the Annual Meeting?

  At the Company's Annual Meeting, stockholders will act upon matters outlined in the accompanying notice of the meeting, and transact such other business that may properly come before the meeting. In addition, the Company's management will report on the performance of the Company during fiscal 1998 and respond to questions from stockholders.

Who is entitled to vote?

  Only stockholders of record at the close of business on the record date, April 2, 1999, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock which they hold as of that date. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

  Please note that if you hold your shares in "street name," that is through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. If you do not vote your proxy, your brokerage firm may either vote your shares on a routine matter, such as election of directors, or leave your shares without a vote. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting.

  The proxy solicitation materials were mailed on or about April 5, 1999, together with the Company's Annual Report for the period ended January 1, 1999, to all stockholders entitled to vote at the meeting.

How do I vote?

  You have three ways of voting. You may return the proxy card by mail, vote by telephone, or vote in person. The Company is not offering Internet voting at this time. To vote by mail, you must sign your proxy card and send it in the enclosed prepaid, addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted, as recommended by the Board of Directors:

  . for the eight named nominees;

  . for the proposed amendment to the Employee Stock Purchase Plan;

  . for the proposed establishment of a 1999 Stock Option Plan;

  . for the proposed establishment of a Restricted Stock Plan; and

  . for the reappointment of KPMG, L.L.P., as the Company's auditors.

  If you choose to vote by telephone, please review the back of the proxy card for instructions on how to do so. You do not need to mail in your proxy card if you vote by telephone. Some brokers may not provide telephone voting.

  If you choose to vote in person, you will have an opportunity to do so at the Annual Meeting. You may either bring your proxy card to the Annual Meeting, or if you do not bring your proxy card, the Company will pass out written ballots to anyone who was a shareholder as of the record date of April 2, 1999.

What if I change my mind after I return my proxy card?

  You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  . signing another proxy with a later date, (the proxy with the latest date is counted);

  .  voting by telephone (your latest telephone proxy is counted); or

  .  voting in person at the meeting.

What does it mean if I receive more than one proxy card?

  It means you have multiple accounts with the transfer agent and/or with stockbrokers. If you would like to cancel duplicate mailings, you may authorize the Company to discontinue mailings of multiple Annual Reports by marking the appropriate box on each proxy card, or if you are a stockholder of record voting by telephone, you may stay on the line until you receive the appropriate prompt.

What constitutes a quorum?

  The presence, in person or by properly executed proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares that voted "For," "Against," or "Withheld" on the proposals are treated as being present at the meeting for purposes of establishing a quorum and are deemed to be "votes cast" at the Annual Meeting with respect to the proposals. Signed, unmarked proxy cards are voted as the Board recommends. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to amend the Company's Employee Stock Purchase Plan, establish a 1999 Stock Option Plan, establish a Restricted Stock Plan and ratify the appointment of auditors.

  Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes cast.

  Only stockholders of record, at the close of business on the Record Date of April 2, 1999 are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, a total of 6,907,092 shares of the Company's common stock, $.001 par value were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's common stock, see "Stock Ownership." The closing price of the Company's common stock on the NASDAQ National Market on the Record Date was $5.63 per share.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees

  A board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's eight nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting, or until a successor has been elected and qualified.

Required Vote

  The eight nominees receiving the highest number of affirmative votes duly cast, shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business but have no other legal effect under Delaware law.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW:

 Michael R. Gaulke
 Age:                            53

 Director Since:                 1994

 Principal Occupation:           President and Chief Executive Officer

 Recent Business Experience:     Mr. Gaulke joined the Company in September 1992, as Executive
                                 Vice President and Chief Financial Officer. He was named
                                 President in March 1993, and he was appointed as a member of the Board of Directors of the Company in January 1994. He
                                 assumed his current role of President and Chief Executive
                                 Officer in June 1996. Prior to 1992, he held senior executive positions at Raynet Corporation and Spectra Physics.

 Other Directorships:            Member of the Board of RockShox, Inc.; Board of Trustees of
                                 the Palo Alto Medical Foundation.


-------------------------------------------------------------------------------


 Roger L. McCarthy, Ph.D.

 Age:                            50

 Director Since:                 1989

 Principal Occupation:           Chairman of the Board of Exponent Failure Analysis Associates,
                                 Inc. (FaAA)

 Recent Business Experience:     Dr. McCarthy was named Chief Technical Officer (CTO) of the
                                 Company and Chairman of the Board of the Company's principal operating subsidiary FaAA, in June of 1996. He resigned his position as CTO in 1998. He has been a director of the Company since 1989 and a director of FaAA since 1980. He was Chief
                                 Executive Officer of the Company and FaAA from 1989 to June
                                 1996. He also served as Chairman and President of the Company from 1989 to March 1993.


-------------------------------------------------------------------------------

 Edward J. Keith

 Age:                          64

 Director Since:               1989

 Principal Occupation:         Chairman of the Board of Exponent, Inc., and
                               Private Investor

 Recent Business Experience:   Mr. Keith has been Chairman of the Board of
                               Directors of the Company since March 1993, and
                               he has been a member of the Board of Directors
                               of the Company since 1989, as well as a member
                               of the Board of Directors of FaAA since 1987. He
                               was advisor to FaAA in 1986. Mr. Keith has been
                               a private investor since 1985.

 Other Directorships:          Chairman of Vectra Technologies (1994-1998);
                               Inlex 1990-1994.


-------------------------------------------------------------------------------


 Samuel H. Armacost

 Age:                          60

 Director Since:.              1989

 Principal Occupation:         Chairman of the Board of SRI International since
                               July 1998

 Recent Business Experience:   Mr. Armacost was a Principal of Weiss, Peck &
                               Greer, L.L.C., an investment firm, from l990
                               to1997. In 1997, he was appointed Managing
                               Director until his departure in June 1998. He
                               was Managing Director of Merrill Lynch Capital
                               Markets of Merrill, Lynch, Pierce, Fenner &
                               Smith, Incorporated, from 1987 to August 1990,
                               and he was Director, President, and Chief
                               Executive Officer of Bank America Corporation
                               from 1981 to 1986.

 Other Directorships:          Member of the Boards of Chevron Corporation;
                               Scios, Inc.; SRI International; and The James
                               Irvine Foundation.


-------------------------------------------------------------------------------

 Barbara M. Barrett

 Age:                          48

 Director Since:               1997

 Principal Occupation:         President and Chief Executive Officer of Triple
                               Creek Guest Ranch since 1993
                               Harvard University Fellowship

 Recent Business Experience:   Ms. Barrett served as President and CEO of the
                               American Management Association International,
                               Inc., in New York City (1997-1998); was
                               appointed by the President of the United States
                               as the Deputy Administrator of the Federal
                               Aviation Administration, serving from 1988
                               through 1989; and was appointed as Vice Chairman
                               of Civil Aeronautics Board, serving from 1983
                               through 1984. Prior to 1984 she practiced
                               corporate, international, and business law.
 Other Directorships:          Chairman of Valley Bank of Arizona; member of
                               the Boards of New Piper Aircraft Corporation
                               1996-1998; and the China Mist Tea Company
                               Advisory Board.

--------------------------------------------------------------------------------

 Jon R. Katzenbach

 Age:                          66

 Director Since:               1997

 Principal Occupation:         Founding Partner of Katzenbach Partners, L.L.C.,
                               since January 1999

 Recent Business Experience:   Mr. Katzenbach was with McKinsey & Company from
                               1959 until January 1999. During his 39 years of
                               service, Mr. Katzenbach managed several of their
                               offices, including McKinsey & Company's San
                               Francisco and New York offices for five years
                               each. Mr. Katzenbach served as Chairman of
                               several governance committees and was elected to
                               the Shareholders' Committee in 1972, for which
                               he served on for nearly 20 years.

 Authored:                     Co-authored: The Wisdom of Teams; Real Change
                               Leaders
                               Authored: Teams at the Top


-------------------------------------------------------------------------------


 Subbaiah V. Malladi, Ph.D.

 Age:                          52

 Director Since:               1996

 Principal Occupation:         Chief Technical Officer

 Recent Business Experience:   Dr. Malladi joined Exponent Failure Analysis
                               Associates, Inc. (FaAA) in 1982 as a Senior
                               Engineer, becoming a Senior Vice President in
                               1988, a Corporate Vice President of FaAA in
                               1993, and Chief Technical Officer in 1998. Dr.
                               Malladi was a member of the Board of Directors
                               of the Company from 1991 through 1993, and was
                               re-elected to the Board in 1996.


-------------------------------------------------------------------------------


 George T. Van Gilder

 Age:                          55

 Director Since:               1996

 Principal Occupation:         Insurance Industry Consultant

 Recent Business Experience:   Mr. Van Gilder owns and manages the Kitty Knight
                               House, a bed and breakfast located in Maryland.
                               Prior to this, he had a twenty-four year career
                               at Chubb and Son, Inc., a subsidiary of Chubb
                               Corporation, where he was responsible for a wide
                               variety of underwriting functions within the
                               company. Mr. Van Gilder attained the position of
                               Chief Underwriting Officer of the company's
                               worldwide property-casualty area.

 Other Directorships:          Chairman of Risk Management Solutions (RMS)
                               1995-1997; member of the Board of Techinsure
                               Corp., Inc.


--------------------------------------------------------------------------------

Board Meetings and Committees

  The Board held four regular meetings and three special meetings in 1998. Each director, except Dr. Malladi, attended at least 75% of all Board and applicable committee meetings during 1998. Dr. Malladi was kept from meetings due to Company business; he was able to attend 71% of the meetings. The table below describes the Board's committees.


                                                             Number of Meetings
  Name of Committee and Members  Function of the Committee        in 1998
-------------------------------------------------------------------------------
  AUDIT                         .  Confers with              2 regular meetings
  Terry Van Gilder--               independent accountants
  Chairperson                      and auditors regarding
  Sam Armacost                     scope of examinations
  Barbara Barrett               .  Reviews reports and fees
  Jon Katzenbach                   of independent
  Ed Keith                         accountants and auditors
                                .  Reviews financial
                                   policies and internal
                                   controls
-------------------------------------------------------------------------------
  HUMAN RESOUCES
  Sam Armacost--Chairperson     .  Establishes the general   3 regular meetings
  Barbara Barrett                  compensation              2 special meetings
  Jon Katzenbach                   policies for all
  Ed Keith                         employees and oversees
  Terry Van Gilder                 the specific
                                   compensation plans for
                                   officers of the
                                   Company, including the
                                   President and CEO
-------------------------------------------------------------------------------
  CORPORATE GOVERNANCE AND
   NOMINATING
  Barbara Barrett--Chairperson  .  Oversees corporate        No meetings
  Sam Armacost                     governance processes
  Jon Katzenbach                   and makes
  Ed Keith                         recommendations to the
  Terry Van Gilder                 Board regarding
                                   nominations for the
                                   Board

Compensation of Directors

  Members of the Board of Directors who are employees of the Company do not receive additional compensation for their services as directors of the Company.

  Non-employee members of the Board of Directors receive:

  . an annual cash retainer of $24,000;

  . $2,000 for attending each meeting of the Board of Directors;

  . $5,000 for service on the Human Resources Committee;

  . $5,000 for service on the Audit Committee;

  . $1,000 for service on the Corporate Governance and Nominating Committee.

  Furthermore, Mr. Keith received an additional retainer of $10,500 for his duties associated with serving as Chairman of the Board of Directors. Non-employee Board members were reimbursed for certain expenses related to travel and incidentals, with the exception of Mr. Armacost. The reimbursement for Mr. Katzenbach was paid to McKinsey & Company.

                                PROPOSAL NO. 2

              TO AMEND THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

Why does the Company want to amend its Employee Stock Purchase Plan?

  The original plan was established in 1992. There were 400,000 shares authorized to be distributed from the Plan. By the middle of the second quarter of 1999 all of these shares will have been distributed.

What is the proposal?

  To amend the Company's Employee Stock Purchase Plan by:

  .  increasing the Plan by 400,000 shares;

  . inserting a clause in the Plan that states "that an annual increase can be added on each anniversary date of the adoption of the Plan equal to the lesser of:

    I.200,000 shares

    II.3% of outstanding shares on such date

    III.a lessor amount determined by the Board of Directors".

  (For a description of the principal features of the Plan, "Appendix 1-- Summary of the Purchase Plan.")

Why should I vote for this proposal?

  The Employee Stock Purchase Plan allows employees to purchase stock through regular payroll deductions. Currently, if an employee so elects, a monthly payroll deduction enables the employee to purchase Company stock at about a 15% discount. Management and the Board of Directors believe that it is important for employees to have the ability to participate in ownership of the Company. This benefit is an integral, long-standing, and valued aspect of the Company's benefit plan; to lose this benefit would be a loss both to the Company and its employees. If the additional shares here proposed are not authorized, the plan will run out of shares and be terminated.

Required Vote

  Approval of the Amendment to the Company's Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes duly cast.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                PROPOSAL NO. 3

                     TO ESTABLISH A 1999 STOCK OPTION PLAN

Why does the Company want to establish a 1999 Stock Option Plan?

  The Company's stock plan established in 1990 will expire in the year 2000. Management and the Board of Directors feel very strongly that a stock option plan facilitates the hiring and retention of highly qualified staff, provides additional incentive to employees, directors and consultants, and moreover promotes the success of the Company.

What is the proposal?

  To establish a 1999 Stock Option Plan that will:

  .  initially have 400,000 shares available for grant;

  . have a clause in the Plan that states "that an annual increase can be added on each anniversary date of the adoption of the Plan equal to the lesser of:

    I. 300,000 shares

    II. 3% of outstanding shares on such date

    III. a lessor amount determined by the Board of Directors".

  (For a description of the principal features of the Plan, see "Appendix 2-- Description of the Exponent, Inc. 1999 Stock Plan.")

Why should I vote for this proposal?

  It is the Company's view that hiring, retaining, and rewarding highly qualified employees will in turn benefit the Company. Without stock options the Company will not be competitive in the market place for hiring and retaining the best consultants..

Required Vote

  Approval to establish a 1999 Stock Option Plan requires the affirmative vote of a majority of the votes duly cast.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 1999 STOCK PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                                PROPOSAL NO. 4

                     TO ESTABLISH A RESTRICTED STOCK PLAN

Why does the Company want to establish a Restricted Stock Plan?

  The primary purpose is for officers of the Company to have one-third of their annual performance bonus paid in restricted stock. Historically, bonuses have been 100% cash. The plan is for these shares to cliff vest three years after issuance. Vesting would be tied to continued employment. To prevent dilution the Company intends to utilize the cash that would have otherwise been distributed as cash bonuses to repurchase the Company's stock.

What is the proposal?

  To establish a Restricted Stock Plan that will:

  . initially will have 100,000 shares available for grant;

  . have a clause in the Plan that states "that an annual increase can be added on each anniversary date of the adoption of the Plan equal to the lesser of:

    I.200,000 shares

    II.2% of outstanding shares on such date

    III.a lessor amount determined by the Board of Directors".

  (For a description of the principal features of the Plan see "Appendix 3-- The Restricted Stock Plan.")

Why should I vote for this proposal?

  The vesting at the end of three years will directly align management and shareholder interests, management will have the equivalent of one year's bonus restricted. With vesting directly tied to employment it will help the Company retain key employees. Also, the cash that would have otherwise been paid out in bonuses can be utilized to further improve shareholder value.

Required Vote

  Approval of the establishment of the Restricted Stock Plan requires the affirmative vote of a majority of the votes duly cast.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                PROPOSAL NO. 5

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has appointed KPMG L.L.P., independent auditors, to audit the financial statements of the Company for the year ending December 31, 1999. KPMG L.L.P. has audited the Company's financial statements since 1987. A representative of KPMG L.L.P. is expected to be present at the meeting and is expected to be available to respond to appropriate questions.

Required Vote

  The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the votes cast. In the event that the stockholders do not approve the selection of KPMG L.L.P., the Board of Directors will reconsider the appointment of the independent auditors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                STOCK OWNERSHIP

Who are the largest owners of the Company's stock?

  Roger L. McCarthy, Chairman of the Board of Exponent Failure Analysis Associates, Inc., is the only insider who owns more than 5% of the Company's stock.

How much stock do the Company's Directors and Officers own?

  The following table indicates beneficial ownership of the Company's common stock as of February 26, 1999. It includes the Company's directors, the executive officers of the Company named in the Executive Compensation Table (see page 18), and the directors and executive officers of the Company named as a group. A total of 7,042,692 shares of the Company's common stock were issued and outstanding as of February 26, 1999.

                                                     Number of
Name                                                 Shares(1) Percent of Total
----                                                 --------- ----------------
Roger L. McCarthy(2)................................ 1,028,740       14.6%
 c/o Exponent, Inc.
 149 Commonwealth Drive
 Menlo Park, CA 94025
Dimensional Fund Advisors, Inc. (3).................   457,600        6.5%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401
Palo Alto Investors(3)..............................   445,500        6.3%
 431 Florence Street, Suite 200
 Palo Alto, CA 94301
Subbaiah V. Malladi(4)..............................   323,684        4.5%
Michael R. Gaulke(5)................................   273,193        3.7%
Robert W. Morgan(6).................................   204,916        2.9%
Samuel H. Armacost(7)...............................    69,906          *
Edward J. Keith(8)..................................    66,940          *
Alexander Kusko(9)..................................    19,826          *
Barbara M. Barrett(10)..............................    12,500          *
George T. Van Gilder(11)............................     3,500          *
All Directors & Executive Officers (21
 persons)(12)....................................... 2,653,637       34.2%

--------
 * Represents less than one percent of the outstanding common stock of the Company.
 (1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of February 26, 1999 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
 (2) Includes 983,962 shares of common stock held by Roger L. and Gail E. McCarthy, as trustees of a revocable trust established for the benefit of Roger L. and Gail E. McCarthy, and 44,778 shares of common stock held in trusts for the benefit of the McCarthys' children.
 (3) As indicated on a Form 13G filed with the SEC on February 4, 1999 for Palo Alto Investors, Inc., and February 11, 1999 for Dimensional Fund Advisors Inc.
 (4) Includes 179,908 shares of common stock subject to options exercisable within sixty days of February 26, 1999.
 (5) Includes 256,250 shares of common stock subject to options exercisable within sixty days of February 26, 1999.

 (6) Includes 25,000 shares of common stock subject to options exercisable within sixty days of February 26, 1999.
 (7) Includes 24,000 shares of common stock subject to options exercisable within sixty days of February 26, 1999.
 (8) Includes 18,000 shares of common stock subject to options exercisable within sixty days of February 26, 1999.
 (9) Includes 10,000 shares of common stock subject to options exercisable within sixty days of February 26, 1999.
(10) Includes 2,500 shares of common stock subject to options exercisable within sixty days of February 26, 1999.
(11) Includes 2,500 shares of common stock subject to options exercisable within sixty days of February 26, 1999
(12) Includes 708,242 shares of common stock subject to options exercisable within sixty days of February 26, 1999.

Compliance with Section 16(a) of the Securities Exchange Act

  The Company believes that during 1998, all filings with the Securities and Exchanges Commission (SEC), of its officers, directors and 10% stockholders complied with requirements for reporting ownership or changes in ownership of Company common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except that of Alexander Kusko and George T. Van Gilder. Mr. Van Gilder filed with the Company on a timely basis, but his filing was inadvertently overlooked by the Company and missed the SEC due date.

Compensation Committee Interlocks and Insider Participation

  During 1998, Ms. Barrett and Messrs. Armacost, Keith, Katzenbach, and Van Gilder served as members of the Human Resources Committee. No member of the Human Resources Committee is or was formerly an officer or an employee of the Company or any of its subsidiaries.

  No interlocking relationship exists between the Company's Board of Directors or Human Resources Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                        EXECUTIVE OFFICER COMPENSATION

Executive Compensation Table

  The following table shows compensation paid for services to the Company in all capacities for the fiscal years indicated for the Chief Executive Officer and each of the other four most highly compensated executive officers (the "Named Officers"):

                                                      Long-term
                                                     Compensation
                               Annual Compensation      Awards
                              ---------------------- ------------
                                                      Securities
                                                      Underlying   All Other
                                    Salary   Bonus     Options    Compensation
 Name and Principal Position  Year   ($)    (1) ($)      (#)        (2) ($)
 ---------------------------  ---- -------- -------- ------------ ------------
Roger L. McCarthy             1998 $499,990 $100,000         0      $19,939
  Chairman of the Board of    1997 $499,990 $200,000         0      $20,346
   Exponent Failure           1996 $493,746 $ 90,000         0      $18,779
  Analysis, Inc. (FaAA) and
   Director of the
  Company

Subbaiah V. Malladi           1998 $490,006 $160,000         0      $34,777
  Chief Technical Officer and 1997 $485,969 $160,000         0      $23,242
   Director of the            1996 $468,759 $ 60,000         0      $20,221
  Company

Michael R. Gaulke             1998 $436,546 $100,000    85,000      $18,782
  President, Chief Executive  1997 $400,005 $140,000    75,000      $19,892
   Officer and                1996 $387,504 $ 50,000    50,000      $17,775
  Director of the Company

Robert W. Morgan(3)           1998 $361,541 $      0         0      $19,942
  Group Vice President of the 1997 $398,595 $      0         0      $33,610
   Exponent Health            1996 $148,495 $      0    50,000      $     0
  Group, Inc.

Alexander Kusko               1998 $336,825 $      0         0      $     0
  Corporate Vice President of 1997 $341,025 $      0         0      $     0
   FaAA                       1996 $362,550 $ 20,000         0      $     0

--------
(1) Includes bonuses earned or accrued with respect to services rendered in the year or period indicated, whether or not such bonus was actually paid during such year.
(2) Represents contributions to the Company's defined contribution pension plan and insurance premiums, respectively, as follows: S. V. Malladi, $12,800 and $9,227; R.L. McCarthy, $12,800 and $7,139; M. R. Gaulke
    $12,800 and $5,982; R. W. Morgan $12,800 and $7,142. Additionally, Dr.
    Malladi was compensated $12,750 for lost vacation time.
(3) R. W. Morgan's salary in 1998 was partially converted from Canadian currency. His 1996 data is only represented since August 1, 1996, the date the Company acquired Environmental Health Strategies, Inc, (currently known as Exponent Health Group). It does not include amounts paid for acquisition of Dr. Morgan's stock in Environmental Health Strategies, Inc.

What options were granted to the Named Officers in 1998?

  The following table offers information concerning stock options granted during the year ended January 1, 1999 to the Named Officers.

                                                                             Potential
                                                                            Realizable
                                                                         Value at Assumed
                                                                          Annual Rates of
                                                                            Stock Price
                                                                         Appreciation for
                                       Individual Grants                  Option Term(3)
                         ---------------------------------------------- -------------------
                                  Percent of Total
                         Options Options Granted to Exercise
                         Granted    Employees in     Price   Expiration
          Name           (#) (1)      Year(2)        ($/Sh)     Date     5% ($)   10% ($)
          ----           ------- ------------------ -------- ---------- -------- ----------
Roger L. McCarthy.......      0         --             --          --        --         --
Subbaiah V. Malladi.....      0         --             --          --        --         --
Michael R. Gaulke....... 85,000          18%         $9.25    02/04/08  $494,468 $1,253,080
Robert W. Morgan........      0         --             --          --        --         --
Alexander Kusko.........      0         --             --          --        --         --

--------
(1) All options in this table were granted under the 1990 Stock Option and Rights Plan and have exercise prices equal to the fair market value on the date of grant. The options generally become exercisable over a period of four years at a rate of 25% per year and expire 10 years from the date of grant.
(2) In 1998, the Company granted options to employees to purchase 469,500 shares of common stock.
(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). If the price of the Company's common stock on the date Mr. Gaulke was granted options were to increase at such rates from the price at the time of grant ($9.25) over the next 10 years, the resulting stock price at 5% and 10% appreciation would be $15.08 and $23.96, respectively. The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

What is the value of the options held by the Named Officers?

  The following table shows information concerning the shares exercised and the number of shares exercisable and unexercisable as of January 1, 1999. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's common stock as of January 1, 1999.

                           Number of Shares
                            Acquired Upon       Number of Unexercised     Value of Unexercised
                          Exercise of Option    Options at January 1,    In-the-Money Options at
                          at January 1, 1999            1999               January 1, 1999(1)
                         -------------------- ------------------------- -------------------------
                                      Value
                         Exercisable Realized Exercisable Unexercisable Exercisable Unexercisable
                         ----------- -------- ----------- ------------- ----------- -------------
Roger L. McCarthy.......        0    $                0            0      $     0     $      0
Subbaiah V. Malladi.....   29,760    $274,181   179,908            0      $20,000     $      0
Michael R. Gaulke.......        0    $          197,500      172,500      $72,656     $ 17,969
Robert W. Morgan........        0    $           25,000       25,000      $     0     $173,438
Alexander Kusko.........        0    $           10,000            0      $     0     $      0

--------
(1) Market value of underlying securities based on the closing price of Company's common stock on December 31, 1998 (the last trading day of the period), on the NASDAQ National Market of $6.00 minus the exercise price of the options.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE
                           OF THE BOARD OF DIRECTORS

  The Human Resources Committee of the Board of Directors establishes the general compensation policies for all employees and oversees the specific compensation plans for officers of the Company, including the President and CEO. The Committee is composed of the five non-employee directors; no executive officers of the Company are included on the Human Resources Committee.

What is the Company's philosophy of executive compensation?

  The Company's compensation program for executives consists of three elements:

  . base salary,

  . bonus based on performance, and

  . stock option grants.

  The compensation of the Company's officers, including the President and CEO, is based on the profitability of the Company, the individual achievements of the officers, and the competitive environment for such employees. Individual performance assessments are based on both objective and subjective appraisals of contributions to: the Company's financial performance, quality of work, and leadership that meets the level of excellence demanded by the Company's clients.

What is the timing of compensation changes?

  The performance reviews of officers and employees are typically completed within three months after the close of each year. Hence, compensation changes for 1999 were based on 1998 results. These compensation changes went into effect April 3, 1999. Bonuses based on 1998 performance were paid out on March 11, 1999.

What is the basis for determining the Executive's Compensation?

  Salaries. The Company strives to provide base salaries commensurate with comparable executives and private consultants. However, the unique nature of the Company's business makes direct comparisons difficult as many competitors are sole practitioners or in private partnerships. In consideration of their responsibilities for both managing the Company and/or providing direct consulting services which generate significant Company revenue, the Human Resources Committee believes the officers' salaries are comparable to those earned by executives and consultants of similar background, capability, and technical expertise.

  Bonuses. For the year ended January 1, 1999, the bonus plan was continued for all exempt employees, including executive officers. The Company-wide bonus pool was tied to the corporate profitability. Funding was provided for all levels at approximately 42% of target. Mr. Gaulke, President and CEO recommends individual executive bonuses based on the executive's performance contribution of the Company's success in the areas of financial, quality, and leadership. The Human Resources Committee reviews and approves the bonuses for each executive and the Company-wide distribution as a whole. Additionally, they determine the bonuses for all inside directors including the President and CEO, the Chairman of FaAA, and the Company's CTO.

  Stock Options. The Human Resources Committee believes that stock ownership provides significant opportunity to assure that officers are motivated to maximize stockholder value. The fiscal 1998 options were granted at the market price on the date of grant and vest over a four-year period to encourage retention of key employees.

  Executive Compensation. The Human Resources Committee reviewed the performance of the President and CEO, Michael R. Gaulke; the Chairman of FaAA., Roger L. McCarthy; and the CTO, Subbaiah V. Malladi, during 1998. In recognition of individual performance and contributions to overall corporate performance in

1998, the Committee approved an increase in base salary for the President and CEO and the CTO. The Human Resources Committee reviewed the 1998 performance of all other officers, and select base salary increases were approved, based on an assessment of the Company, group, and individual performance.

                                          Human Resources Committee

                                          Samuel H. Armacost
                                          Barbara M. Barrett
                                          Jon R. Katzenbach
                                          Edward J. Keith
                                          George T. Van Gilder

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

  The following graph compares the Company's cumulative total stockholder return calculated on a dividend-reinvested basis from 1993 through 1998 with those of the S&P 500 Index and a peer group constructed by the Company (the "Peer Group"). The graph assumes that $100 was invested on first day of 1993. The Peer Group is composed of Nuclear Support Services, Inc., Analysis & Technology, Inc., Harding Associates, Inc., Gilbert Associates Inc., Dames & Moore, and Emcon. Returns for the Peer Group are weighted based on market capitalization at the beginning of each period presented. Note that historic stock price performance is not necessarily indicative of future stock price performance.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                 AMONG EXPONENT, S&P 500 INDEX AND PEER GROUP

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           EXPONENT, INC.       S&P
(Fiscal Year Covered)        NAME HERE]         500 INDEX    Peer Group
-------------------          --------------     ---------     ----------
Measurement Pt-12/93         $100.00            $100.00      $100.00
FYE 12/94                    $ 80.95            $101.32      $ 80.31
FYE 12/95                    $126.19            $139.40      $ 71.18
FYE 12/96                    $116.67            $171.40      $ 83.66
FYE 12/97                    $200.00            $228.59      $ 89.12
FYE 12/98                    $114.29            $293.91      $ 78.63

                                 OTHER MATTERS

  The Company knows of no other matters that will be brought before the meeting. However, if any such matters are properly presented before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return at your earliest convenience the accompanying proxy card in the envelope, which has been enclosed.

  Stockholder Proposals for the 2000 Annual Meeting. Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Stockholders interested in presenting a proposal for consideration at the Company's Annual Meeting of stockholders for the year 2000 may do so by submitting the proposals to the Company's Corporate Secretary, no later than January 1, 2000.

  Proxy Solicitation Costs. The cost of soliciting proxies will be borne by the Company. The Company has retained the services of ChaseMellon Shareholder Services to assist in obtaining proxies from brokers and nominees of stockholders for the Annual Meeting. The estimated cost of such services is $3,500, plus out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies by certain of the Company's directors, officers, and regular employees may be solicited, without additional compensation, by personal conversation, telephone, telegram, letter, electronically or by facsimile.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Richard L. Schlenker
                                          Richard L. Schlenker, Corporate
                                           Secretary

Menlo Park, California
April 1, 1999

                                  Appendix 1

Summary of the Employee Stock Purchase Plan

  General. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

  Administration. The Purchase Plan may be administered by the Board of Directors (the "Board") or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

  Eligibility. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in the Purchase Plan; provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

  Offering Period. The Purchase Plan is implemented by offering periods lasting approximately twelve months in duration with a new offering period commencing on or after the first day of each fiscal quarter. Each offering period is divided into four purchase periods which each last one quarter. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 15% of a participant's compensation. Compensation is defined as base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, bonuses and other compensation. Once an employee becomes a participant in the Purchase Plan, Common Stock will automatically be purchased under the Purchase Plan at the end of each offering period, unless the participant withdraws or terminates employment earlier and, the employee will automatically participate in each successive offering period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates.

  Purchase Price. The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the first day of an offering period or
(ii) 85% of the fair market value of a share of Common Stock on the last day of each offering period. The fair market value of the Common Stock on a given date is generally the closing sale price of the Common Stock as reported on the Nasdaq National Market for such date.

  Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions throughout each purchase period. The number of shares of Common Stock a participant may purchase in each purchase period during an offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 10,000 shares each offering period. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

  All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

  Withdrawal. A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

  Termination of Employment. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

  Adjustments Upon Changes in Capitalization. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

  Amendment and Termination. The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The Purchase Plan will terminate in 2007, unless terminated earlier by the Board in accordance with the Purchase Plan.

  Certain Federal Income Tax Information. The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

  The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or
(b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

                                  Appendix 2

Description of the Exponent, Inc. 1999 Stock Plan

  General. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options granted under the Plan may be either "incentive stock options," as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. Stock purchase rights may also be granted under the Plan.

  Administration. The Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Plan.

  Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options or rights may be granted, the time or times at which such options or rights shall be granted, and the exercise price and number of shares subject to each such grant.

  Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of the Company, options to purchase more than 300,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 300,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment or Consultancy. If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then the optionee may exercise the option within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). The Plan and the option agreement may provide for a longer period of time for the option to be exercised after terminations due to the optionee's death or disability than for other terminations. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his or her option to the extent the option is exercisable at the time of such termination.

    (e) Nontransferability of Options and Stock Purchase Rights: Unless otherwise determined by the Administrator, options and stock purchase rights granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (f) Other Provisions: The stock option agreement or restricted stock purchase agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or right outstanding under the Plan, and the exercise price of any such outstanding option or right.

  In the event of a liquidation or dissolution, any unexercised options [or stock purchase rights] will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all of the [shares subject to the ]optionee's option [or right,] including those not otherwise [vested or] exercisable.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or rights or to substitute substantially equivalent options or rights, the Administrator shall have the discretion to allow the optionee to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or right is fully exercisable for fifteen
(15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

  Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or shareholders may alter or impair any option previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

Federal Income Tax Consequences

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

  Stock Purchase Rights. Generally, no income will be recognized by a recipient in connection with the grant of a stock purchase right of unvested stock, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant in the case of an award of stock. Otherwise, at the time the stock purchase right vests, the recipient generally will recognize compensation income in an amount equal to the difference between the fair market value of the stock at the time of vesting and the amount paid for the stock, if any. Generally, the recipient will be subject to tax consequences similar to those discussed under "Nonstatutory Stock Options." In the case of a recipient who is also an employee, any amount treated as compensation will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the stock purchase right to the extent permitted under Section 162 of the Code.

  The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

                                  Appendix 3

Description of the Exponent, Inc. Restricted Stock Award Plan

  General. The purpose of the Stock Plan is to provide additional incentives to the Company's key employees to promote the success of the Company's business. Restricted Stock Awards may be granted under the Stock Plan.

  Administration. The Stock Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Stock Plan.

  Eligibility. Restricted Stock Awards may be granted under the Stock Plan to employees of the Company and any parent or subsidiary of the Company. However, Employees who own at least five percent of the Company are not eligible for awards under the Stock Plan. The Administrator, in its discretion, selects the employees to whom awards may be granted, the time or times at which such awards shall be made, and the number of shares subject to each such award.

  Terms and Conditions of Award. Each award is evidenced by a restricted stock award agreement between the Company and the employee, and is subject to the following terms and conditions:

    (a) Reacquisition Option. If the awardee leaves employment with the Company for any reason, the Company has a right to reacquire any unvested shares.

    (b) Nontransferability Restricted Stock Awards: Unless otherwise determined by the Administrator, options and stock purchase rights granted under the Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (c) Other Provisions: The restricted stock award agreement may contain other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Administrator.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Stock Plan, the number and class of shares of stock subject to any option or right outstanding under the Stock Plan, and the exercise price of any such outstanding option or right.

  In the event of a liquidation or dissolution, the Administrator may, in its sole discretion, provide that the Company's right to reacquire the shares shall lapse.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each restricted stock award shall be subject to the same reacquisition right by the successor corporation. If the successor corporation refuses to assume the Company's options or to substitute substantially equivalent options, the Company's reacquisition right shall lapse as to all restricted stock awards. In such event, the Administrator shall notify the awardee that the reacquisition right will lapse as of the day of the transaction.

  Amendment and Termination of the Stock Plan. The Board may amend, alter, suspend or terminate the Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Stock Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or shareholders may alter or impair any option previously granted under the Stock Plan without the written consent of the optionee. Unless terminated earlier, the Stock Plan shall terminate ten years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

Federal Income Tax Consequences

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

  Stock Purchase Rights. Generally, no income will be recognized by a recipient in connection with the grant of a stock purchase right of unvested stock, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant in the case of an award of stock. Otherwise, at the time the stock purchase right vests, the recipient generally will recognize compensation income in an amount equal to the difference between the fair market value of the stock at the time of vesting and the amount paid for the stock, if any. Generally, the recipient will be subject to tax consequences similar to those discussed under "Nonstatutory Stock Options." In the case of a recipient who is also an employee, any amount treated as compensation will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to the stock purchase right to the extent permitted under Section 162 of the Code.

  The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

                                  Appendix 4

                                EXPONENT, INC.

                                1999 STOCK PLAN


     1.   Purposes of the Plan.  The purposes of this 1999 Stock Plan are:
          --------------------

          . to attract and retain the best available personnel for positions of substantial responsibility,

          . to provide additional incentive to Employees, Directors and Consultants, and

          .   to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)   "Administrator" means the Board or any of its Committees as
                 -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the
                 ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)   "Board" means the Board of Directors of the Company.
                 -----

          (d)   "Code" means the Internal Revenue Code of 1986, as amended.
                 ----

          (e)   "Committee"  means a committee of Directors appointed by the
                 ---------
Board in accordance with Section 4 of the Plan.

          (f)   "Common Stock" means the common stock of the Company.
                 ------------

          (g)   "Company" means Exponent, Inc., a Delaware corporation.
                 -------

          (h)   "Consultant" means any person, including an advisor, engaged by
                 ----------
the Company or a Parent or Subsidiary to render services to such entity.

          (i)   "Director" means a member of the Board.
                 --------

          (j)   "Disability" means total and permanent disability as defined
                 ----------
in Section 22(e)(3) of the Code.

          (k)   "Employee" means any person, including Officers and Directors,
                 --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l)   "Exchange Act" means the Securities Exchange Act of 1934, as
                 ------------
amended.

          (m)   "Fair Market Value" means, as of any date, the value of Common
                 -----------------
Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the mean between the closing high bid and the low asked prices for the Common stock as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the closing high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n)   "Incentive Stock Option" means an Option intended to qualify as
                 ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o)   "Nonstatutory Stock Option" means an Option not intended to
                 -------------------------
qualify as an Incentive Stock Option.

          (p)   "Notice of Grant" means a written or electronic notice
                 ---------------
evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (q)   "Officer" means a person who is an officer of the Company within
                 -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)   "Option" means a stock option granted pursuant to the Plan.
                 ------

          (s)   "Option Agreement" means an agreement between the Company and an
                 ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t)   "Option Exchange Program" means a program whereby outstanding
                 -----------------------
Options are surrendered in exchange for Options with a lower exercise price.

          (u)   "Optioned Stock" means the Common Stock subject to an Option
                 --------------
or Stock Purchase Right.

          (v)   "Optionee" means the holder of an outstanding Option or Stock
                 --------
Purchase Right granted under the Plan.

          (w)   "Parent" means a "parent corporation," whether now or hereafter
                 ------
existing, as defined in Section 424(e) of the Code.

          (x)   "Plan" means this 1999 Stock Plan.
                 ----

          (y)   "Restricted Stock" means shares of Common Stock acquired
                 ----------------
pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (z)   "Restricted Stock Purchase Agreement" means a written agreement
                 -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                 ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb)  "Section 16(b)" means Section 16(b) of the Exchange Act.
                 -------------

          (cc)  "Service Provider" means an Employee, Director or Consultant.
                 ----------------

          (dd)  "Share" means a share of the Common Stock, as adjusted in
                 -----
accordance with Section 13 of the Plan.

          (ee)  "Stock Purchase Right" means the right to purchase Common Stock
                 --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff)  "Subsidiary" means a "subsidiary corporation", whether now or
                 ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13
          -------------------------
of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) 300,000 Shares, (ii) 3% of the outstanding Shares on such date, or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)   Procedure.
                ---------

                (i)    Multiple Administrative Bodies.  The Plan may be
                       ------------------------------
administered by different Committees with respect to different groups of Service Providers.

                (ii)   Section 162(m).  To the extent that the Administrator
                       --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                (iii)  Rule 16b-3.  To the extent desirable to qualify
                       ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                (iv)   Other Administration.  Other than as provided above,
                       --------------------
the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)   Powers of the Administrator.  Subject to the provisions of the
                ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                (i)    to determine the Fair Market Value;

                (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                (iv)   to approve forms of agreement for use under the Plan;

                (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                (vii)  to institute an Option Exchange Program;

                (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)   Effect of Administrator's Decision.  The Administrator's
                ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.   Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights
          -----------
may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)   The following limitations shall apply to grants of Options:

                (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection
(i) above.

                (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7.   Term of Plan.  Subject to Section 19 of the Plan, the Plan shall
          ------------
become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8.   Term of Option.  The term of each Option shall be stated in the
          --------------
Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a)   Exercise Price.  The per share exercise price for the Shares to
                --------------
be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                (i)    In the case of an Incentive Stock Option

                       (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                       (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)   Waiting Period and Exercise Dates.  At the time an Option is
                ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c)   Form of Consideration.  The Administrator shall determine the
                ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                (i)    cash;

                (ii)   check;

                (iii)  promissory note;

                (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                (vii)   any combination of the foregoing methods of payment; or

                (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  Exercise of Option.
          ------------------

          (a)   Procedure for Exercise; Rights as a Shareholder.  Any
                -----------------------------------------------
Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)   Termination of Relationship as a Service Provider.  If an
                -------------------------------------------------
Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)   Disability of Optionee.  If an Optionee ceases to be a Service
                ----------------------
                Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)   Death of Optionee.  If an Optionee dies while a Service
                -----------------
Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)   Buyout Provisions.  The Administrator may at any time offer to
                -----------------
buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Purchase Rights.
          ---------------------

          (a)   Rights to Purchase.  Stock Purchase Rights may be issued either
                ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)   Repurchase Option.  Unless the Administrator determines
                -----------------
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)   Other Provisions.  The Restricted Stock Purchase Agreement shall
                ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)   Rights as a Shareholder.  Once the Stock Purchase Right is
                -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Non-Transferability of Options and Stock Purchase Rights.  Unless
          --------------------------------------------------------
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
          Asset Sale.
          ----------

          (a)   Changes in Capitalization.  Subject to any required action by
                -------------------------
the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)   Dissolution or Liquidation.  In the event of the proposed
                --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)   Merger or Asset Sale.  In the event of a merger of the Company
                --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Date of Grant.  The date of grant of an Option or Stock Purchase
          -------------
Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)   Amendment and Termination.  The Board may at any time amend,
                -------------------------
alter, suspend or terminate the Plan.

          (b)   Shareholder Approval.  The Company shall obtain shareholder
                --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)   Effect of Amendment or Termination.  No amendment, alteration,
                ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.


     16.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)   Legal Compliance.  Shares shall not be issued pursuant to the
                ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)   Investment Representations.  As a condition to the exercise of
                --------------------------
an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Inability to Obtain Authority.  The inability of the Company to
          -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          18.   Reservation of Shares.  The Company, during the term of this
                ---------------------
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          19.   Shareholder Approval.  The Plan shall be subject to approval by
                --------------------
the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                  Appendix 5

                                EXPONENT, INC.

                          RESTRICTED STOCK AWARD PLAN

     1.   Purposes of the Plan.  The purposes of this Plan are:
          --------------------

             .    to provide additional incentive to Employees, and

             .    to promote the success of the Company's business.

     Restricted Stock Awards granted under the Plan.

     2.   Definitions. As used herein, the following definitions shall apply:
          -----------

             (a)  "Administrator" means the Board or any of its Committees as
                   -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

             (b)  "Applicable Laws" means the requirements relating to the
                   ---------------
administration of restricted stock award plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Restricted Stock Awards are, or will be, granted under the Plan.

             (c)  "Award" means the holder of an outstanding Restricted Stock
                   -----
Award granted under the Plan.

             (d)  "Board" means the Board of Directors of the Company.
                   -----

             (e)  "Code" means the Internal Revenue Code of 1986, as amended.
                   ----

             (f)  "Committee" means a committee of Directors appointed by the
                   ---------
Board in accordance with Section 4 of the Plan.

             (g)  "Common Stock" means the common stock of the Company.
                   ------------

             (h)  "Company" means Exponent, Inc., a Delaware corporation.
                   -------

             (i)  "Consultant" means any person, including an advisor, engaged
                   ----------
by the Company or a Parent or Subsidiary to render services to such entity.

             (j)  "Director" means a member of the Board.
                   --------

             (k)  "Disability" means total and permanent disability as defined
                   ----------
in Section 22(e)(3) of the Code.

             (l)  "Employee" means any person, including Officers and
                   --------
Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

             (m)  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended.

             (n)  "Fair Market Value" means, as of any date, the value of
                   -----------------
Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the mean between the closing high bid and the low asked prices for the Common stock as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the closing high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

             (o)  "Notice of Grant" means a written or electronic notice
                   ---------------
evidencing certain terms and conditions of an individual Restricted Stock Award grant. The Notice of Grant is part of the Restricted Stock Award Agreement.

             (p)  "Officer" means a person who is an officer of the Company
                   -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (q)  "Optioned Stock" means the Common Stock subject to a
                   --------------
Restricted Stock Award.

             (r)  "Parent" means a "parent corporation," whether now or
                   ------
hereafter existing, as defined in Section 424(e) of the Code.

             (s)  "Plan" means this Restricted Stock Award Plan.
                   ----

             (t)  "Restricted Stock Award" means shares of Common Stock granted
                   ----------------------
pursuant to Section 7 of the Plan.

             (u)  "Restricted Stock Award Agreement" means a written agreement
                   --------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock awarded under a Restricted Stock Award. The Restricted Stock Award Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

             (v)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                   ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

             (w)  "Section 16(b) " means Section 16(b) of the Exchange Act.
                   -------------

             (x)  "Service Provider" means an Employee, Director or Consultant.
                   ----------------

             (y)  "Share" means a share of the Common Stock, as adjusted in
                   -----
accordance with Section 13 of the Plan.

             (z)  "Subsidiary" means a "subsidiary corporation", whether now
                   ----------
or hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 9 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and granted under the Plan is 100,000 Shares, plus an annual increase to be added at the first regularly schedule Board of Director meeting of each calendar year, equal to the lesser of (i) 200,000 Shares, (ii) 2% of the outstanding Shares on such date, or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If a Restricted Stock Award expires or becomes unexercisable without having been acquired in full, the unacquired Shares which were subject thereto shall become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

             (a)  Procedure.
                  ---------

                      (i)    Multiple Administrative Bodies.  The Plan may be
                             ------------------------------
administered by different Committees with respect to different groups of Service Providers.

                      (ii)   Rule 16b-3.  To the extent desirable to qualify
                             ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                      (iii)  Other Administration.  Other than as provided
                             --------------------
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

             (b)  Powers of the Administrator.  Subject to the provisions of
                  ---------------------------
the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i)    to determine the Fair Market Value;

                      (ii) to select the Service Providers to whom Restricted Stock Awards may be granted hereunder;

                      (iii) to determine the number of shares of Common Stock to be covered by each Restricted Stock Award granted hereunder;

                      (iv) to approve forms of agreement for use under the Plan;

                      (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Restricted Stock Awards granted hereunder. Such terms and conditions include, but are not limited to, the time or times when Restricted Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Restricted Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                      (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                      (viii) to modify or amend each Restricted Stock Award (subject to Section 11(c) of the Plan);

                      (ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Restricted Stock Award previously granted by the Administrator;

                      (x) to allow employees receiving Restricted Stock to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued or purchase from the Shares issued that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an employee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                      (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

             (c)  Effect of Administrator's Decision.  The Administrator's
                  ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Restricted Stock Awards.

     5.   Eligibility.  Restricted Stock Awards may be granted to Employees;
          -----------
          provided, however, that Employees who own at least three percent (3%) of the Company's outstanding Common Stock may not receive Restricted Stock Awards under the Plan. Neither the Plan nor any Restricted Stock Award shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

     6.   Term of Plan.  Subject to Section 15 of the Plan, the Plan shall
          ------------
          become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 11 of the Plan.

     7.   Terms of Restricted Stock Awards.
          --------------------------------

          Rights to Acquire.  Restricted Stock Awards may be issued either
          -----------------
alone, in addition to, or in tandem with cash awards made outside of the Plan. After the Administrator determines that it will offer Restricted Stock Awards under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to receive and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Award Agreement in the form determined by the Administrator.

          Reacquisition Option.  Unless the Administrator determines otherwise,
          --------------------
the Restricted Stock Award Agreement shall grant the Company a reacquisition option exercisable upon the voluntary or involuntary termination of the participant's service with the Company for any reason (including death or Disability). The reacquisition option shall lapse at a rate determined by the Administrator.

          Other Provisions.  The Restricted Stock Award Agreement shall contain
          ----------------
such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          Rights as a Shareholder.  Once the Restricted Stock Award Agreement is
          -----------------------
exercised, the participant shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her acquisition is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Restricted Stock Award Agreement is exercised, except as provided in Section 9 of the Plan.

8.   Non-Transferability of Restricted Stock Awards.  Unless determined
     ----------------------------------------------
     otherwise by the Administrator, a Restricted Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes a Restricted Stock Award transferable, such Restricted Stock Award shall contain such additional terms and conditions as the Administrator deems appropriate.

9.   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
     ------------------------------------------------------------------------
     Sale.
     -----

        Changes in Capitalization.  Subject to any required action by the
        -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Restricted Stock Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to a Restricted Stock Award.

        Dissolution or Liquidation.  In the event of the proposed dissolution
        --------------------------
or liquidation of the Company, the Administrator shall notify each Awardee and holder of Restricted Stock as soon as practicable prior to the effective date of such proposed transaction. The Administrator may provide that any Company reacquisition right applicable to any Shares acquired upon exercise of a Restricted Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, a Restricted Stock Award will terminate immediately prior to the consummation of such proposed action.

        Merger or Asset Sale.  In the event of a merger of the Company with or
        --------------------
into another corporation, or the sale of substantially all of the assets of the Company, the new substituted or additional securities received for the Restricted Stock shall be subject to the same reacquisition right by the Company or the successor corporation. In the event that the successor corporation refuses to assume or substitute for options issued by the Company, the holders of Restricted Stock shall fully vest in and the Company's reacquisition shall fully lapse as to all the Restricted Stock. If a Restricted Stock becomes fully vested in the event of a merger or sale of assets, the Administrator shall notify the holder of Restricted Stock in writing or electronically that the Restricted Stock shall be fully vested as of the date of the transaction.

10.  Date of Grant.  The date of grant of a Restricted Stock Award shall be,
     -------------
     for all purposes, the date on which the Administrator makes the determination granting such Restricted Stock Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

11.  Amendment and Termination of the Plan.
     -------------------------------------

        Amendment and Termination.  The Board may at any time amend, alter,
        -------------------------
suspend or terminate the Plan.

        Shareholder Approval.  The Company shall obtain shareholder approval
        --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        Effect of Amendment or Termination.  No amendment, alteration,
        ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Restricted Stock Awards granted under the Plan prior to the date of such termination.

12.  Conditions Upon Issuance of Shares.
     ----------------------------------

        Legal Compliance.  Shares shall not be issued pursuant to the exercise
        ----------------
of a Restricted Stock Award unless the exercise of such Restricted Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        Investment Representations.  As a condition to the exercise of a
        --------------------------
Restricted Stock Award, the Company may require the person exercising such Restricted Stock Award to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

13.  Inability to Obtain Authority.  The inability of the Company to obtain
     -----------------------------
     authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.  Reservation of Shares.  The Company, during the term of this Plan, will
     ---------------------
     at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.  Shareholder Approval.  The Plan shall be subject to approval by the
     --------------------
     shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                               EXPONENT, INC.

                              STOCK AWARD PLAN

                      RESTRICTED STOCK AWARD AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Agreement.

     WHEREAS the Participant named in the Notice of Grant, (the "Participant") is a Service Provider, and the Participant's continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS in order to give the Participant an opportunity to acquire an equity interest in the Company as an incentive for the Participant to participate in the affairs of the Company, the Administrator has granted to the Participant a Restricted Stock Award subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this Restricted Stock Award Agreement (the "Agreement").

     NOW THEREFORE, the parties agree as follows:

     1.   Transfer of Stock.  The Company hereby agrees to award to the
          -----------------
Participant and the Participant hereby agrees to accept shares of the Company's Common Stock (the "Shares").

     2.   Reacquisition Option.
          --------------------

     In the event the Participant ceases to be a Service Provider for any or no reason (including death or disability) before all of the Shares are released from the Company's Reacquisition Option (see Section 3), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Reacquisition Option") for a period of sixty (60) days from such date to receive, without payment or future consideration, up to that number of shares which constitute the Unreleased Shares (as defined in Section 3). The Reacquisition Option shall be exercised by the Company by delivering written notice to the Participant or the Participant's executor (with a copy to the Escrow Holder). Upon delivery of such notice, the Company shall become the legal and beneficial owner of the Shares being reacquired and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being reacquired by the Company.

     Whenever the Company shall have the right to reacquire Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's acquisition rights under this Agreement.

     3.   Release of Shares From Reacquisition Option.
          -------------------------------------------

          (a) One-third of the Shares shall be released from the Company's Reacquisition Option each year on the anniversary of the Date of Grant provided that the Participant does not cease to be a Service Provider prior to the date of any such release.

          (b) Any of the Shares that have not yet been released from the Reacquisition Option are referred to herein as "Unreleased Shares."

          (c) The Shares that have been released from the Reacquisition Option shall be delivered to the Participant at the Participant's request (see
Section 5).

     4.   Restriction on Transfer.  Except for the escrow described in Section
          -----------------------
6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Reacquisition Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     5.   Escrow of Shares.
          ----------------

          (a) To ensure the availability for delivery of the Participant's Unreleased Shares upon reacquisition by the Company pursuant to the Repurchase Option, the Participant shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Participant attached hereto as Exhibit A-3, until such time as the Company's Reacquisition Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Participant, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises the Reacquisition Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Reacquisition Option has been exercised or expires unexercised or a portion of the Shares has been released from the Reacquisition Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Participant, as the case may be.

          (e) Subject to the terms hereof, the Participant shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Reacquisition Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant is entitled by reason of the Participant's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Reacquisition Option.

     6.   Legends.  The share certificate evidencing the Shares, if any,
          -------
issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REACQUISITION AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     7.   Adjustment for Stock Split.  All references to the number of Shares
          --------------------------
in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     8.   Tax Consequences.  The Participant has reviewed with the
          ----------------
Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Participant understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the Fair Market Value of the Shares on the date of acquisition and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to reacquire the Shares pursuant to the Reacquisition Option. The Participant understands that the Participant may elect to be taxed at the time the Shares are acquired rather than when and as the Reacquisition Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

     THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

     9.   General Provisions.
          ------------------

          (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the acquisition of the Shares by the Participant. Subject to Section 11(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

     Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Participant under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

          (e) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PARTICIPANT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Participant's signature below, Participant represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

DATED:  _____________________

PARTICIPANT:                                EXPONENT, INC.


__________________________________          __________________________________
Signature                                   By


__________________________________          __________________________________
Print Name                                  Title

                                 EXHIBIT A-2
                                 -----------

                    ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ____________________________________________ (__________) shares of the Common Stock of Exponent, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ____________ __________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement (the "Agreement") between Exponent, Inc. and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                                    Signature: ______________________________




INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Reacquisition Option, as set forth in the Agreement, without requiring additional signatures on the part of the Participant.

                                 EXHIBIT A-3
                                 -----------

                          JOINT ESCROW INSTRUCTIONS
                          -------------------------

                                                                __________, 19__

Corporate Secretary
Exponent, Inc.
[Address]

Dear ___________:

     As Escrow Agent for both Exponent, Inc., a Delaware corporation (the "Company"), and the undersigned participant (the "Participant"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Reacquisition Option set forth in the Agreement, the Company shall give to Participant and you a written notice specifying the number of shares of stock to be reacquired and the time for a closing hereunder at the principal office of the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee pursuant to the exercise of the Company's Reacquisition Option.

     3. Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Participant shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Participant, but no more than once per calendar year, unless the Company's Reacquisition Option has been exercised, you shall deliver to Participant a certificate or certificates representing so many shares of stock as are not then subject to the Company's Reacquisition Option. Within 90 days after Participant ceases to be a Service Provider, you shall deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not acquired by the Company or its assignees pursuant to exercise of the Company's Reacquisition Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.


        COMPANY:                        Exponent, Inc.
                                        [Address]


        PARTICIPANT:             _____________________________


                                 _____________________________


                                 _____________________________


        ESCROW AGENT:            Corporate Secretary
                                 Exponent, Inc.
                                 [Address]

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.

                                    Very truly yours,

                                    EXPONENT, INC.


                                    _____________________________________
                                    By


                                    _____________________________________
                                    Title


                                    PARTICIPANT:


                                    _____________________________________
                                    Signature


                                    _____________________________________
                                    Print Name


ESCROW AGENT:


_____________________________________
Corporate Secretary

                                 EXHIBIT A-4
                                 -----------

                              CONSENT OF SPOUSE
                              -----------------

          I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Award Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to acquire shares of Exponent, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19__


                                    ______________________________________
                                    Signature of Spouse

                                 EXHIBIT A-5
                                 -----------

                        ELECTION UNDER SECTION 83(b)
                        ----------------------------
                    OF THE INTERNAL REVENUE CODE OF 1986
                    ------------------------------------

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:                        TAXPAYER:                SPOUSE:

     ADDRESS:

     IDENTIFICATION NO.:          TAXPAYER:                SPOUSE:

     TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: _____ shares (the "Shares") of the Common Stock of Exponent, Inc. (the "Company").

3.   The date on which the property was transferred is: ____________, 19__.

4.   The property is subject to the following restrictions:

     The Shares may be reacquired by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
     $_______________.

6.   The amount (if any) paid for such property is:

     $0.00____________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:_____________, 19__                 ____________________________________
                                          Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated:_____________, 19__                 ____________________________________
                                          Spouse of Taxpayer

                               EXPONENT, INC.

                         RESTRICTED STOCK AWARD PLAN

                  NOTICE OF GRANT OF RESTRICTED STOCK AWARD

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

     [Grantee's Name and Address]

     You have been granted the right to acquire Common Stock of the Company, subject to the Company's Reacquisition Option and your ongoing status as a Service Provider (as described in the Plan and the attached Restricted Stock Award), as follows:

     Grant Number                           _________________________

     Date of Grant                          _________________________

     Total Number of Shares Subject         _________________________
     to This Restricted Stock Award

     Expiration Date:                       _________________________

     YOU MUST EXERCISE THIS RESTRICTED STOCK AWARD BEFORE THE EXPIRATION
DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO ACQUIRE THE SHARES. By your signature and the signature of the Company's representative below, you and the Company agree that this Restricted Stock Award is granted under and governed by the terms and conditions of the Restricted Stock Award Plan and the Restricted Stock Award Agreement, attached hereto as Exhibit A, both of which are made a part of this document. You further agree to execute the attached Restricted Stock Award Agreement as a condition to acquiring any shares under this Restricted Stock Award Right.

GRANTEE:                                    EXPONENT, INC.

_____________________________               ______________________________
Signature                                   By

_____________________________               ______________________________
Print Name                                  Title

WILL BE VOTED FOR ITEMS 1 AND 2, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                                                              your vote
                                                              as indicated    X

1. Election of all nominees listed below to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified, except as noted (write the names of any nominees for whom you withhold authority to vote).
Nominees: Michael R. Gaulke, Samuel H. Armacost, Barbara M. Barrett, Jon R. Katzenbach, Edward J. Keith, Subbaiah V. Malladi, Roger L. McCarthy and George
T. Van Gilder.
                                                     FOR   WITHHELD
-----------------------------------------
FOR ALL NOMINEE'S EXCEPT AS NOTED ABOVE

--------------------------------------------------------------------------------
   ...IF YOU WISH TO VOTE BY TELEPHONE PLEASE READ THE INSTRUCTIONS BELOW...
--------------------------------------------------------------------------------

2.  To amend the Company's                FOR   AGAINST   ABSTAIN
    Employee Stock Purchase Plan

3.  To establish a 1999 Stock
    Option Plan

4.  To establish a Restricted
    Stock Plan

5.  To ratify the appointment of KPMG
    L.L.P. as independent public
    accountants for the Company for
    the fiscal year ending December 31,
    1999.

6.  To transact such other business as
    may properly come before the               DATE ___________________, 19__
    Annual Meeting or any adjournment
    thereof.                              ___________________________________
                                          Signature

                                          ___________________________________
                                          Signature, If Jointly Held

                                          If acting as Attorney, Executor,
                                          Trustee or in other
                                          representative capacity, please
                                          sign name and title.

                             FOLD AND DETACH HERE


                               VOTE BY TELEPHONE

                           QUICK...EASY...IMMEDIATE

Your telephone vote authorizes the named proxies to vote shares in the same manner as if you marked, signed and returned your proxy card.

 . You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION #1: To vote as the Board of Directors recommends on ALL proposals: Press
1.
-------------------------------------------------------------------------------

       Your vote will be confirmed and cast as you directed. END OF CALL

-------------------------------------------------------------------------------
OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these Instructions:
-------------------------------------------------------------------------------

     Proposal 1:  To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL
                  Nominees, press 9.

     Proposal 2:  To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0.

The instructions are the same for all remaining proposals.

       Your vote will be confirmed and cast as you directed. END OF CALL

-------------------------------------------------------------------------------
    If you vote by telephone, there is no need for you to mail your proxy.
                             THANK YOU FOR VOTING.
-------------------------------------------------------------------------------
Call..Toll Free..On a Touch Tone Telephone
    1-800-840-1208 - ANYTIME
    There is NO CHARGE to you for this call

                                EXPONENT, INC.

                  ANNUAL MEETING OF SHAREHOLDERS, MAY 5, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS

      The undersigned stockholder of Exponent, Inc. a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 1, 1999, and hereby appoints Michael R. Gaulke, Roger L. McCarthy and Richard L. Schlenker and any of them, each with power of substitution and revocation, proxies and attorneys-in-fact of the undersigned to represent the undersigned and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held at the Company's auditorium, located at 155 Jefferson Drive, Menlo Park, California 94025, at 9:00 a.m., local time, on Wednesday, May 5, 1999 and at any adjournment thereof, upon the following matters.

               (Continued and to be signed on the reverse side)




                             FOLD AND DETACH HERE




                            YOUR VOTE IS IMPORTANT:

                       You can vote in one of two ways:

1. Call toll free 1-800-840-1208 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.


2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                                  PLEASE VOTE